UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Water Chef, Inc.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Water Chef, Inc.

Notice of Annual Meeting of Stockholders
November 20, 2008

To the Stockholders of
 Water Chef, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of Stockholders of Water Chef, Inc. (the “Company”) will be held at the Hilton Garden Inn Melville, located at 1575 Round Swamp Road, Plainview, New York, on Thursday, November 20, 2008, commencing at 5:00 p.m. (local time), for the following purposes:

1.
To elect three persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To consider and act upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “PureSafe Water Systems Inc.”; and

3.	To consider and act upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 450 million from 340 million;

4.	To consider and act upon a proposal to approve the Company’s 2008 Equity Incentive Plan;

5.	To consider and act upon any other proposal as may properly come before the Annual Meeting.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.

Only stockholders of record on the books of the Company as of the close of business on September 22, 2008 will be entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

Terry R. Lazar, Secretary

November 3, 2008
Melville, New York

Each stockholder is urged to complete, date, sign and return the accompanying proxy card, or vote electronically, through the Internet or by telephone, to assure that the stockholder’s vote will be counted.  The alternative procedures for voting are set forth in the accompanying Proxy Statement.

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Water Chef, Inc.
25 Fairchild Avenue
Plainview, New York 11803

Proxy Statement
Annual Meeting of Stockholders
November 20, 2008

The 2008 Annual Meeting of Stockholders of Water Chef, Inc., a Delaware corporation, will be held on Thursday, November 20, 2008, at the Hilton Garden Inn Melville, located at 1575 Round Swamp Road, Plainview, New York, commencing at 5:00 p.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at the annual meeting, and at any adjournments and postponements of the annual meeting.  We will bear the entire costs of such solicitation.  The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our stockholders is November 5, 2008.

If the proxy card in the accompanying form is duly completed, executed, dated and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements.  Any person executing a proxy card may revoke it prior to its use.  You are directed to the section entitled “Procedure for Voting by Proxy” for further information concerning a stockholder’s ability to vote by proxy and to revoke a proxy once given.

Throughout this proxy statement, the terms “we,” “us,” “our” and “our company” refers to Water Chef, Inc; and “you” and “your” refers to the stockholders of our company.

Record Date

We have established September 22, 2008 as the record date for the annual meeting.  Only holders of record of our voting securities as of the close of business on such date will be eligible to vote at the annual meeting.  Our common stock and Series A, D and F of our serial preferred stock currently are the only classes of our securities entitled to be voted at the annual meeting.  A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the annual meeting.  The stockholder list also will be available for examination at the annual meeting.

Proposals to be Considered at the Meeting

You will be asked to consider and vote at the annual meeting on the matters listed in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement.

We do not expect that any other matter will be brought before the annual meeting.  If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.

Vote Required to Approve the Proposals

Holders of our common stock are entitled to one vote per share and holders of our Series A, D and F preferred stock are entitled to one vote per share on each of the proposals scheduled for vote at the annual meeting.  We had 244,803,634 issued and outstanding shares of our common stock, 52,500 issued and outstanding shares of our Series A preferred stock, 93,000 issued and outstanding shares of our Series D preferred stock and 39,694 issued and outstanding shares of our Series F preferred stock, each as of the record date.  Accordingly, there are 244,988,828 votes eligible to be cast at the annual meeting.

The election of directors (proposal number 1) is by a plurality of votes cast.  Approval of the amendments to our certificate of incorporation (proposal numbers 2 and 3) each require the affirmative vote of a majority of the votes entitled to be cast at the annual meeting.  Approval of our 2008 Equity Incentive Plan (proposal number 4) requires the affirmative vote of a majority of the votes actually cast on such matter.

Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called “broker non-votes,” those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast.  Therefore, the effect of abstentions and broker non-votes is the same as a vote “against” the amendments to our certificate of incorporation (proposal numbers 2 and 3) while abstentions and non-votes will have no effect on the vote on all of the other proposals scheduled for vote at the annual meeting.  Abstentions and broker non-votes, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

Our directors and executive officers control approximately 4.8% of the voting power entitled to be cast at the annual meeting.  We anticipate that our directors and executive officers will cast all of their votes in favor of each of the director-nominees and company proposals being considered at the annual meeting.

Quorum

We must have a quorum in order to carry on business at the annual meeting.  Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least a majority of the entire number of votes entitled to be cast at the annual meeting in order for a quorum to exist.  Accordingly, we must have present, in person or by proxy, holders owning of record at least 122,494,415 shares of our common stock in order for any business to be conducted at the annual meeting.  Abstentions and broker non-votes will count for quorum purposes.

Procedure for Voting by Proxy

You may vote in one of four ways:

▪	Vote Over the Internet
•
If your shares are held in the name of a broker, bank or other nominee:  Vote your shares over the Internet by accessing the website address given on the proxy card you received from such broker, bank, or other nominee.  You will need the control number that appears on your proxy card when you access the web page.

•
If your shares are registered in your name:  Vote your shares over the Internet by accessing the website www.proxyvote.com and following the on-screen instructions.  You will need the control number that appears on your proxy card when you access the web page.

▪	Vote by Telephone (Touch-Tone Phone Only)
•
If your shares are held in the name of a broker, bank, or other nominee.  Vote your shares over the telephone by following the telephone voting instructions, if any, provided on the proxy card you received from such broker, bank, or other nominee.

•
If your shares are registered in your name:  Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 and following the telephone voting instructions.  The telephone instructions will lead you through the voting process.  You will need the control number that appears on your proxy card when you call.

▪	Vote by Returning Your Proxy Card
You may vote by completing, signing and returning your proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.  The proxy holders will vote your shares according to your directions.  If you sign and return your proxy card without specifying the choices, your shares will be voted as recommended by our board of directors.  If you wish to give a proxy to someone other than those designated on the proxy card, you may do so by crossing out the names of the designated proxies and inserting the name of another person.  The person representing you should then present your signed proxy card at the meeting.

▪	Vote by Ballot at the Meeting
You also may attend the annual meeting and vote by a ballot that you will receive at the meeting.

You can revoke your proxy at any time before it is voted.  Proxies are voted at the annual meeting.  You can write to our corporate secretary, Terry Lazar, at Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803, stating that you wish to revoke your proxy and that you need another proxy card.  More simply, you can vote again, either over the Internet or by telephone.  Your last vote is the vote that will be counted.  If you attend the annual meeting, you may vote by ballot, which will cancel your previous proxy vote.

Attendance at the annual meeting will not of itself constitute revocation of a previously given proxy.  You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the annual meeting, which you are revoking and request a ballot in order to personally vote at the annual meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

We currently have outstanding four classes of voting securities: our common stock, Series A preferred stock, Series D preferred stock and Series F preferred stock.

The following tables set forth information with respect to the beneficial ownership of shares of each class of our voting securities as of September 22, 2008, by:
•	each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,
•	each of our current “named executive officers” and directors, and
•	all of our current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power.  In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

The term “named executive officers” is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided under Item 10 of our Annual Report on Form 10-K for our most recently completed fiscal year.

Except as otherwise indicated in the notes to the following table,
•	we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and
•	the address for each beneficial owner listed in the table is c/o Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803.

Series A Preferred Stock:

Name and Address of Stockholder	Amount and Nature of Beneficial Ownership	Percentage of Class
Jerome and Anne Asher JTWROS (1)	5,000	9.5%
Robert D. Asher (2)	5,000	9.5
All executive officers and directors as a group (three persons)	0	0.0%
__________
(1)	The address for Mr. J. and Ms. Asher is 2701 N. Ocean Boulevard, Apartment E-202, Boca Raton, Florida 33431.
(2)	The address for Mr. R. Asher is 72 Old Farm Road, Concord, Massachusetts 01742.

Series D Preferred Stock:

Name and Address of Stockholder	Amount and Nature of Beneficial Ownership	Percentage of Class
John A. Borger (1)	10,000	10.8%
Shirley M. Wan (2)	6,000	6.5
All executive officers and directors as a group (three persons)	0	0.0%
__________
(1)	The address for Mr. Borger is 806 E. Avenida Pico, Suite 1, PMB #262, San Clemente, California 92673.
(2)	The address for Ms. Wan is 5455 Chelsen Wood Drive, Duluth, Georgia 30155.

Series F Preferred Stock:

Name and Address of Stockholder	Amount and Nature of Beneficial Ownership	Percentage of Class
Robert Kaszovitz (1)	10,000	25.2%
C Trade Inc. (2)	9,375	10.4
Olsham Grundman Frome Rosenzweig & Wolosky (3)	5,000	5.6
Peter Hoffman (4)	3,126	7.9
All executive officers and directors as a group (three persons)	0	0.0
__________
(1)	The address for Mr. Kaszovitz is 1621 51st Street, Brooklyn, New York, 11204.
(2)	The address for C Trade Inc. is 25-40 Shore Boulevard, Suite 9L, Astoria, New York 11102.
(3)	The address for Olsham Grundman Frome Rosenzweig & Wolosky is 65 East 55th Street, New York, New York 10022.
(4)	The address for Mr. Hoffman is 70-35 Vleigh Place, Flushing, New York 11367.

Common Stock:

Name and Address of Stockholder	Amount and Nature of Beneficial Ownership		Percentage of Class
Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. (1)	16,593,081		6.8%
Leslie J. Kessler (2)	10,280,024	(3)	4.1
Terry R. Lazar (4)	8,022,745	(5)	3.3
Malcolm Hoenlein (6)	0	(7)	0.0
All executive officers and directors as a group (three persons)	18,302,769	(8)	7.3
__________
(1)	The address for Goldman, Sachs & Co. and The Goldman Sachs Group, Inc. is 85 Broad Street, New York, New York 10004.
(2)	Ms. Kessler is our President and Chief Executive Officer and a member of our board of directors.
(3)
Includes (a) 98,400 shares of our common stock held in Ms. Kessler’s IRA account and (b) 5 million shares of our common stock issuable upon exercise of warrants previously granted to Ms. Kessler in connection with her initial retention as a consultant to our company in May 2006 (4 million shares) and as President of our company in January 2007 (1 millions shares), which shares are purchasable within the next 60 days.  Does not include 1,000,000 shares of our common stock that Ms. Kessler has the right to receive if she is in our employ on March 29, 2009.

(4)	Mr. Lazar is our Chief Financial Officer and a member of our board of directors.
(5)
Includes (a) 230,000 shares of our common stock owned by Mr. Lazar and his spouse, jointly, (b) 150,000 shares of our common stock held in Mr. Lazar’s IRA account, (c) 175,000 shares of our common stock held in Mr. Lazar’s 401(k) account, (d) 80,000 shares held in an IRA account for Mr. Lazar’s spouse, (e) 25,000 shares of our common stock held in a profit sharing plan trust for the benefit of Mr. Lazar, (f) 1,428,571 shares of our common stock held by a partnership in which Mr. Lazar holds a one-third (1/3) equity interest (of which Mr. Lazar disclaims beneficial ownership in 952,380 of such shares), (g) 1,000,000 shares of our common stock issuable upon exercise of warrants previously granted to Mr. Lazar in connection with his initial retention as our Chief Financial Officer in September 2007, which shares are purchasable within the next 60 days, (h) 285,714 shares of our common stock issuable upon exercise of warrants sold to the partnership in which Mr. Lazar holds a one-third (1/3) equity interest, which shares are purchasable within the next 60 days, (of which, Mr. Lazar disclaims beneficial ownership in 190,476 of such shares) and (i) 274,776 shares of our common stock issuable upon exercise of warrants sold to Mr. Lazar, which shares are purchasable within the next 60 days. Does not include 1,000,000 shares of our common stock that Mr. Lazar is entitled to receive if he is in our employ on September 28, 2009.

(6)	Mr. Hoenlein is a member of our board of directors.
(7)
Does not include 250,000 shares of common stock issuable to Mr. Hoenlein on March 14, 2009 and 500,000 shares of our common stock underlying options granted to Mr. Hoenlein on March 14, 2008, which shares are not purchasable prior to March 14, 2009, and are only purchasable if Mr. Hoenlein remains a director of our company through such date.

(8)	Includes those shares beneficially owned by our current executive officers and directors, as set forth in notes (3), (5) and (7).

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS

Three individuals are to be elected as directors of our company at the annual meeting, each to hold office until the next annual meeting of stockholders, unless the individual shall resign, become disqualified, disabled or shall otherwise be removed from office.  Our board of directors has nominated each of the following persons for election as directors at the annual meeting:

Malcolm Hoenlein	Leslie J. Kessler	Terry R. Lazar

Shares represented by executed proxy cards in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the above-stated nominees, unless such nominee shall be unavailable, in which case such shares will be voted for the substitute nominee designated by our board of directors.  Our board of directors has no reason to believe that any of these nominees will be unavailable or, if elected, will decline to serve.  Only a plurality of votes cast is necessary for the election of the directors.

Information Concerning Director-Nominees and Executive Officers

Set forth below is a brief description of the background of each of the director-nominees, based on information provided to us by them.

Name	Age	Principal Positions and Offices with our Company	Director Since
Leslie J. Kessler	60	President and Chief Executive Officer	2007
Terry R. Lazar	64	Chief Financial Officer and Director	2007
Malcolm Hoenlein	64	Director	2008

Leslie J. Kessler was retained as our President in January 2007 and was appointed our Chief Executive Officer and elected as a member of our board of directors in February 2007.  Since 1994, Ms. Kessler has served as President of LIK Capital, which specializes in consulting and assisting companies with financing their growth and development.  In 1996, Ms. Kessler co-founded CPC of America, Inc., a development stage publicly-traded company developing cardiologic and other medical devices, where she served as corporate secretary and a director from 1996 to 1998.  Ms. Kessler holds BA degrees in psychology and elementary education and an MA degree in elementary education from Hofstra University.

Terry Lazar was retained as our Chief Financial Officer in September 2007.  At such time, he also was elected as a member of our board of directors.  Mr. Lazar is a senior partner at the accounting firm Lazar Sanders Thaler & Associates, LLP, which he founded in 1977.  Mr. Lazar has served as a partner and the Chief Executive Officer of the Ambulatory Surgery Center of Brooklyn since 1987.  Mr. Lazar is a certified public accountant and holds a BBA degree from the City University of New York.

Malcolm Hoenlein was elected to our board of directors in March 2008.  Mr. Hoenlein is the Executive Vice Chairman and Chief Executive Officer of the Conference of Presidents of Major American Jewish Organizations, the coordinating body on national and international Jewish concerns for 52 national Jewish organizations, since 1968.  He served on the editorial board of ORBIS - The Journal of International Affairs from 1966 to 1968 and as a Middle East specialist at the Foreign Policy Research Institute from 1966 to 1968  Mr. Hoenlein serves as an advisor to many public officials and is frequently consulted on public policy issues.  He serves on the boards of various companies including Keryx Biopharmaceuticals Inc. (NasdaqGM: KERX), Manhattan Pharmaceuticals Inc. (OTCBB:MHAN.OB) and Bank Leumi USA.  Mr. Hoenlein holds a BA degree in political science from Temple University and a MA degree from the University of Pennsylvania's Department of International Relations, as well as a honorary Doctorate of Laws from Touro College and a honorary Doctorate of Humane Letters from Yeshiva University.

We believe that Malcolm Hoenlein would meet the requirements to be considered an independent director under the rules of The Nasdaq Stock Market.  We further believe that Terry Lazar would meet the requirements to be considered an audit committee financial expert under the rules of the Securities and Exchange Commission, although he would not meet the requirements to be considered an independent director under the rules of The Nasdaq Stock Market.

Director Compensation

We have set forth below compensation earned by any person serving as a director of our company during our fiscal year ended December 31, 2007, unless such person is also listed in the Summary Compensation Table set forth in the “Executive Compensation” subsection below.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
John J. Clarke (1)	$16,667	--	--	--	$16,667
Ronald W. Hart (2)	--	--	$50,400	--	$50,400
Marshall Sterrman (3)	--	--	--	--	--
_________
(1)	Mr. Clark resigned as a director of our company effective September 5, 2007.
(2)	Dr. Hart resigned as a director of our company effective August 31, 2007.
(3)
Mr. Sterrman resigned as a director of our company effective February 12, 2007 and waived his right to all accrued compensation due him from our company that he was entitled to for prior services rendered as a consultant to our company.  The amount of such waived accrued compensation was approximately $330,000.

We have agreed to compensate Malcolm Hoenlein, currently our sole outside director, $8,000 per year for his services as a director of our company.  In addition, in connection with his initial election to our board of directors, we also agreed to issue to Mr. Hoenlein 250,000 shares of our common stock on March 14, 2009, the first anniversary of his appointment to our Board of Directors, if he is a director of our company on such date, and granted him an option to purchase an additional 500,000 shares or our common stock, exercisable for a three-year period at $0.0667 per share commencing on such one-year anniversary date.

We also reimburse our directors for their reasonable expenses that they may incur for our benefit.

We also have paid certain of our prior director’s success fees for their assistance in connection with various transactions in prior years.  No such fees were paid in 2007.

We also refer you to the subsections entitled “Executive Compensation” and “Certain Relationships and Transactions” for additional information concerning other compensation we have paid, or have agreed to pay, to certain of our directors in consideration for other services performed, or to be performed, on our behalf.

Committees of Our Board of Directors

Our board of directors has not established standing audit or compensation committees, or committees performing similar functions, to assist it in the discharge of the board’s duties.

Our board of directors has not established a nominating committee, nor did it adopt a nominating committee charter.  Our board believes that its size negates the need for establishing a separate nominating committee.  However, all of our board’s nominees for election as directors of our company are approved by our directors, if any, who meet the definition of independent under the rules of The Nasdaq Stock Market.  Our independent directors, if any, will consider recommendations for election as directors submitted by our stockholders.  These recommendations will be discussed at board meetings and appropriate candidates will be invited to meet with our independent directors, if any, and entire board to discuss their qualifications for serving on our board.  Our board has not established minimum qualifications for candidates recommended by our stockholders.  Any determination to include a stockholder-recommended candidate as a board nominee remains a subjective determination to be made by our independent directors.

Stockholder Communications

Stockholders wishing to communicate to our board, other than to submit proposals for action at meetings of our stockholders pursuant to SEC Rule 14a-8, should do so in writing, addressed to Terry R. Lazar, Secretary, Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803.  The envelope delivering such written communications should be marked “Stockholder Communication.”

Meetings of the Board of Directors

Our board of directors held seventeen formal meetings during our fiscal year ended December 31, 2007.  Each member of our board of directors attended at least 75% of the Board meetings held in 2007.

Our board has not established any procedure with respect to director attendance at our annual meetings of stockholders.

Report of the Board of Directors on our Audited Financial Statements

This report of the audit committee of our board of directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report by reference in such other filings.

We do not have an audit committee of our board of directors.  We believe that each member of our board has the expertise and experience to adequately serve our stockholders’ interests while serving as directors.

We note that management is responsible for the preparation and integrity of our financial statements, as well as establishing appropriate internal controls and the financial reporting processes.  Marcum & Kliegman, LLP is responsible for performing an independent audit of our financial statements and issuing a report on such financial statements.  A director’s responsibility is to monitor and oversee these processes.

We reviewed the audited financial statements of our company for the year ended December 31, 2007 and met with both management and the independent auditors, separately and together, to discuss such financial statements.  Our non-employee directors also were given the opportunity to meet separately with the independent auditors.  Management and the auditors have represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.  We also received written disclosures and a letter from our auditors regarding their independence from us, as required by Independence Standards Board Standard No. 1 and discussed with the auditors such auditors’ independence with respect to all services that it rendered to us.  We also discussed with the auditors any matters required to be discussed by Statement on Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.  Based upon these reviews and discussions, we authorized and directed that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Respectfully submitted,
Malcolm Hoenlein, Leslie J. Kessler and Terry R. Lazar

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our fiscal year ended December 31, 2007, with the following exceptions:.

•	Leslie J. Kessler failed to timely file three Forms 4 reporting a total of three transactions during our fiscal year ended December 31, 2007; and
•	Terry R. Lazar failed to timely file his initial Form 3 and three Forms 4 reporting a total of three transactions during our fiscal year ended December 31, 2007.

Executive Compensation

The following table sets forth, with respect to our fiscal years ended December 31, 2007 and 2006, all compensation earned, whether paid or otherwise accrued, by those persons serving our chief executive officer at any time during our 2007 fiscal year.  No other persons who were serving as executive officers of our company as of the close of business on December 31, 2007 earned a total annual salary and bonus during the 2007 fiscal year equal to or in excess of $100,000.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Positions	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	Total
David A. Conway, Chairman of the	2007	$29,167	$--	$43,000	$--	$72,167
Board Chief Executive Officer and	2006	350,000	--	--	--	350,000
Chief Financial Officer (1)
Leslie J. Kessler, Chief Executive	2007	$99,000	$--	$--	$266,953	$365,953
Officer and President (2)	2006	n/a	n/a	n/a	n/a	n/a
Terry R. Lazar, Chief Financial Officer (3)	2007	$15,000	--	--	$40,000	$55,000
	2006	n/a	n/a	n/a	n/a	n/a
__________

(1)
Mr. Conway resigned from all positions with the Company effective January 29, 2007.  Mr. Conway’s Other Annual Compensation for 2007 represents compensation paid to Mr. Conway as a consultant to the Company following his resignation in January 2007.

Mr. Conway entered into a five-year employment agreement with our company in January 2004.  The agreement provided for base salary of $350,000 per year, participation in the Company's employee benefit programs and a life insurance policy in the amount of $5 million.  The life insurance policy was never purchased.  In addition, Mr. Conway was granted a stock appreciation right, vesting at 20% per year for five years, for 5 million shares of our Chef common stock at a strike price of $0.25 per share.  Mr. Conway was originally granted stock options in January 2004 that were later exchanged for stock appreciation rights.  Mr. Conway surrendered his stock appreciation rights, forgave any unpaid severance under his employment agreement, forgave $525,738 of debt due him from our company and relinquished his rights to $471,583 of unpaid and accrued salary in connection with his resignation in January 2007.  Mr. Conway did not receive perquisites and other personal benefits, or property, in excess of $10,000 during either of our 2007 or 2006 fiscal years.
(2)
Ms. Kessler was appointed President of our company in January 2007 and Chief Executive Officer in February 2007.  The amounts reflected in the table constitute the total compensation earned by Ms. Kessler during our 2007 fiscal year. None of Ms. Kessler’s salary of $99,000, as reflected in this table, was paid to her in 2007.  Ms. Kessler did not receive perquisites and other personal benefits, or property, in excess of $10,000 during 2007.  The Long Term Compensation Awards/Securities Underlying Options represent the fair market value of the 2 million shares of our common stock issued to Ms. Kessler in 2007 plus the value of the 2 million shares of our common stock purchasable under an option granted and first exercisable in 2007, valued in accordance with FAS 123R using the Black-Scholes option valuation model as disclosed in our audited financial statements for the year ended December 31, 2007.

(3)
Terry R. Lazar was appointed Chief Financial Officer and a director of our company in September 2007.  Mr. Lazar did not receive perquisites and other personal benefits, or property, in excess of $10,000 during 2007.

Outstanding Equity Awards

The following tables set forth, for each named executive officer listed in the Summary Compensation Table set forth in the “Executive Compensation” subsection above, as of December 31, 2007:
•	with respect to each option award -
•	the number of shares of our common stock issuable upon exercise of outstanding options that have been earned, separately identified by those exercisable and unexercisable;
•	the number of shares of our common stock issuable upon exercise of outstanding options that have not been earned;
•	the exercise price of such option; and
•	the expiration date of such option; and
•	with respect to each stock award -
•	the number of shares of our common stock that have been earned but have not vested;
•	the market value of the shares of our common stock that have been earned but have not vested;
•	the total number of shares of our common stock awarded under any equity incentive plan that have not vested and have not been earned; and
•	the aggregate market or pay-out value of our common stock awarded under any equity incentive plan that have not vested and have not been earned.

Option Awards -

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
David A. Conway	--	--	--	n/a	n/a
Leslie J. Kessler	4,000,000	--	--	$0.10	4/5/2009
	1,000,000	1,000,000	--	0.11	3/29/2010
Terry R. Lazar (1)	1,000,000	1,000,000	--	0.07	9/28/2010
__________
(1)	Does not include 274,776 shares of our common stock underlying a warrant purchased by Mr. Lazar in December 2007.

Stock Awards -

Name	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested	Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Pay-out Value Unearned Shares That Have Not Vested
David A. Conway	0	n/a	0	n/a
Leslie J. Kessler	0	n/a	0	n/a
Terry R. Lazar	0	n/a	0	n/a

Board of Directors Policy on Executive Compensation

Executive Compensation

Our executive compensation philosophy is to provide competitive levels of compensation by recognizing the need for multi-discipline management responsibilities, achievement of our company’s overall performance goals, individual initiative and achievement, and allowing our company to attract and retain management with the skills critical to its long-term success.  Management compensation is intended to be set at levels that we believe is consistent with that provided in comparable companies.  Our company’s compensation programs are designed to motivate executive officers to meet annual corporate performance goals and to enhance long-term stockholder value.  Our company's executive compensation has four major components: base salary, performance incentive, incentive stock options and other compensation.

Executive Base Salaries

Base salaries are determined by evaluating the various responsibilities for the position held, the experience of the individual and by comparing compensation levels for similar positions at companies within our principal industry.  We review our executives’ base salaries and determine increases based upon an officer’s contribution to corporate performance, current economic trends and competitive market conditions.

Performance Incentives

We utilize performance incentives based upon criteria relating to performance in special projects undertaken during the past fiscal year, contribution to the development of new products, marketing strategies, manufacturing efficiencies, revenues, income and other operating goals to augment the base salaries received by executive officers.

Incentive Stock Options

Our company uses stock options as a means to attract, retain and encourage management and to align the interests of executive officers with the long-term interest of our company’s stockholders.

Benefits and Other Compensation

Our company offers life, health and disability benefits to its executive officers, which are similar to the benefits offered to all of its employees.  Our company also provides supplemental life and disability insurance coverage as well as an automobile allowance to its two senior executive officers as additional compensation.  The Company’s two senior executive officers waived their rights to life, health and disability benefits for the years ending December 31, 2008 and 2007.

Retirement and Post Retirement Benefits

Our company does not offer a post-retirement health plan to its executive officers or employees.

Code of Ethics

Our board of directors has established a code of ethics that applies to our principal executive, financial and accounting officer(s).  A copy of our code of ethics has been made Exhibit 14.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.  Upon the written request of a stockholder, addressed to Terry R. Lazar, Secretary, Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York, 11803, we will provide without charge to such stockholder a copy of our code of ethics.  A copy of our code of ethics can also be obtained from the SEC’s EDGAR Database at www.sec.gov.

Certain Relationships and Related Transactions

In connection with his resignation, effective January 29, 2007, as our President, Chief Executive Officer and Chief Financial Officer, David A. Conway surrendered his stock appreciation rights, forgave any unpaid severance under his employment agreement with us, forgave $525,738 of debt and relinquished his rights to $471,583 of unpaid and accrued salary.  We recorded the forgiveness of such liabilities, which aggregated to $947,321, as a contribution to capital.  The cancellation of the stock appreciation rights did not have an accounting impact on our company.

In connection with his resignation, effective February 12, 2007, as one of our directors, Marshall S. Sterrman waived his rights to any accrued consulting and director fees owed him by our company, which aggregated to $330,000 by the Company.  The Company recorded the forgiveness of such liabilities as a contribution to capital.

In connection with our retention of Leslie J. Kessler, our current President and Chief Executive Officer, as a consultant to our company on April 4, 2006, the Company granted Ms. Kessler three-year warrants to purchase 4 million shares of our common stock with an exercise price of $0.10 per share.  In addition, she was to receive cash compensation of $6,000 per month.  Such cash compensation was never paid to Ms. Kessler and the Company has accrued $48,000 of consulting fees due Ms. Kessler.

In connection with our retention of Leslie J. Kessler, our current President and Chief Executive Officer, in January 2007, we established her base compensation at $9,000 per month, issued to her 2 million shares of our common stock, with a fair value of $220,000, and granted her warrants to purchase an additional 2 million shares of our common stock.  The warrants are exercisable at $0.11 per share, have a term of three years, vest over two years and were valued at $125,200.  These warrants were valued using the Black-Scholes option valuation model and are charged to operations over the vesting period.  We amended the terms of her warrants in September 2007 to permit cashless exercise.

We entered into an employment agreement with Leslie J. Kessler, our current President and Chief Executive Officer, in April 2008, pursuant to which she is to receive a base salary of $108,000 per year.  Under the employment agreement, we are obligated to provide her with fully paid accident and health insurance for her and her family and pay her an automobile allowance of up to $1,000 per month, plus reimburse her for the expense of insurance, fuel and maintenance of the automobile.  The executive has waived all rights to such insurance benefits and automobile allowance for the years ending December 31, 2008 and 2007.  The employment agreement provides that, if there is a change in control of our company (as defined in the agreement) and she is terminated within one year following such change in control, we are obligated to pay her an amount equal to $9,000 multiplied by the greater of (a) twelve or (b) the number of months remaining under the agreement.  In addition, upon a change in control, all of her then outstanding options and warrants will become fully vested and any restriction on any common stock previously awarded to her will lapse.  The employment agreement also provides for payments to her in the event of her termination other than for cause, on account of her death or on account of her disability.  The employment agreement contains confidentiality, non-competition, non-solicitation and work product provisions.  The employment agreement does not have a stated term.

In connection with our retention of Terry R. Lazar, our current Chief Financial Officer, in September 2007, we established his base compensation at $5,000 per month, and, in December 2007, issued to him 1 million shares of our common stock and granted him warrants to purchase an additional 1 million shares of our common stock.  The fair value of our common stock on the date of issuance of such 1 million shares was $0.04 per share and we recorded a charge of $40,000 as stock based compensation in connection with such stock issuance.  The warrants are exercisable at $0.07 per share, have a term of three years, vest over two years and were valued at $25,100.  The warrants were valued using the Black-Scholes option valuation model and are charged to operations over the vesting period.  The warrants permit cashless exercise.

We entered into an employment agreement with Terry R. Lazar, our current Chief Financial Officer, in April 2008, pursuant to which he is to receive a base salary of $60,000 per year.  Under the employment agreement, we are obligated to provide him with fully paid accident and health insurance for him and his family and pay him an automobile allowance of up to $1,000 per month, plus reimburse him for the expense of insurance, fuel and maintenance of the automobile.  The executive has waived all rights to such insurance benefits and automobile allowance for the years ending December 31, 2008 and 2007.  The employment agreement provides that, if there is a “change in control” of our company (as defined in the agreement) and he is terminated within one year following such change in control, we are obligated to pay him an amount equal to $5,000 multiplied by the greater of (a) twelve or (b) the number of months remaining under the agreement.  In addition, upon a change in control, all of his then outstanding options and warrants will become fully vested and any restriction on any common stock previously awarded to him will lapse.  The employment agreement also provides for payments to him in the event of his termination other than for cause, on account of his death or on account of his disability.  The employment agreement contains confidentiality, non-competition, non-solicitation and work product provisions.  The employment agreement does not have a stated term.

Leslie J. Kessler, our President and Chief Executive Officer, and a then member of our board of directors, John J. Clarke, each made loans of $50,000 to our company in March 2007.  The loans provided for simple interest at the rate of 10% per annum and were due and payable 120 days from funding.  We granted each of these lenders an option that, if the loans were not repaid when due, the lender had the right to convert the lender’s debt into common stock at a price equal to 50% of the average closing price of our common stock for the three business days immediately preceding the date of the lender notified us of the lenders election to convert the debt.  On the maturity dates of the loans, we recorded a charge for the embedded conversion option, aggregating to 113,000.  Under applicable accounting guidance, the conversion price of the loans did not have a determinable number of shares the loans could be settled in and, as a result, were presented as a derivative liability.  Ms. Kessler converted her loan plus accrued interest of $53,658 into a total of 2,146,324 shares of our common stock.  Mr. Clarke’s loan, with an accrued amount owing of $57,466 as of the record date for the annual meeting, remains outstanding.

We sold to Terry R. Lazar, our Chief Financial Officer, in December 2007, a total of 1,973,684 shares of our common stock and three-year warrants to purchase an additional 394,737 shares of our common stock for proceeds of $100,000, the market value of such 1,973,684 shares at the time of purchase.  Such warrants are exercisable at $0.0608 per share.

In February 2008, we sold to a partnership in which Mr. Lazar has a one-third (1/3) equity interest, a total of 1,428,571 shares of our common stock and three-year warrants to purchase an additional 285,714 shares of our common stock for gross proceeds of $50,000, the approximate market value of such 1,428,571 shares at the time of purchase.  Such warrants have an exercise price of $0.042 per share.

Leslie J. Kessler, our President and Chief Executive Officer, and our company entered into a letter agreement, dated August 18, 2008, pursuant to which the transactions contemplated by the Stock Purchase, Loan and Security Agreement, dated April 16, 2008, between Ms. Kessler and our company, as well as the transactions consummated pursuant to such April 2008 agreement, be rescinded in their entireties, ab initio.  The transactions consummated pursuant to the April 2008 agreement included the sale to Ms. Kessler of 6.5 million shares of our common stock for $547,950, payable by delivery of a non-recourse promissory note in the amount of such consideration.  Ms. Kessler and we determined, following consultations with our current advisors and outside professionals, to rescind the transactions contemplated by the April 2008 agreement and entered into the August 2008 letter agreement after concerns were raised over the structure of the consideration utilizing a promissory note.  We originally had sought advice from our then outside lawyers in structuring the transactions contemplated by the April 2008 agreement.  We have terminated our relationship with such former lawyers.  Accordingly, the consummation of the transactions contemplated by the August 2008 letter agreement has resulted, among other matters, in the following:

(i)
the April 2008 agreement being deemed rescinded in all respects ab initio and it being deemed as if the April 2008 agreement was never entered into, and that all mutual promises, covenants and/or agreements contained in the April 2008 agreement being of no force and/or effect;

(ii)
Ms. Kessler’s promissory note, as well as the obligations of Ms. Kessler to repay the amounts due under such note, being deemed cancelled in all respects ab initio and it being deemed as if the note was never entered into, that Ms. Kessler has no obligation to repay the amounts due under the note and that all mutual promises, covenants and/or agreements contained in the note being of no force and/or effect; and

(iii)	the 6.5 million shares being deemed cancelled in all respects ab initio and it being deemed as if the shares were never issued or outstanding.

Terry R. Lazar, our Chief Financial Officer, and our company entered into a letter agreement, dated August 18, 2008, pursuant to which the transactions contemplated by the Stock Purchase, Loan and Security Agreement, dated April 16, 2008, between Mr. Lazar and our company, as well as the transactions consummated pursuant to such April 2008 agreement, be rescinded in their entireties, ab initio.  The transactions consummated pursuant to the April 2008 agreement included the sale to Mr. Lazar of 6.5 million shares of our common stock for $547,950, payable by delivery of a non-recourse promissory note in the amount of such consideration.  Mr. Lazar and we determined, following consultations with our current advisors and outside professionals, to rescind the transactions contemplated by the April 2008 agreement and entered into the August 2008 letter agreement after concerns were raised over the structure of the consideration utilizing a promissory note.  We originally had sought advice from our then outside lawyers in structuring the transactions contemplated by the April 2008 agreement.  We have terminated our relationship with such former lawyers.  Accordingly, the consummation of the transactions contemplated by the August 2008 letter agreement has resulted, among other matters, in the following:
(i)
the April 2008 agreement being deemed rescinded in all respects ab initio and it being deemed as if the April 2008 agreement was never entered into, and that all mutual promises, covenants and/or agreements contained in the April 2008 agreement being of no force and/or effect;

(ii)
Mr. Lazar’s promissory note, as well as the obligations of Mr. Lazar to repay the amounts due under such note, being deemed cancelled in all respects ab initio and it being deemed as if the note was never entered into, that Mr. Lazar has no obligation to repay the amounts due under the note and that all mutual promises, covenants and/or agreements contained in the note being of no force and/or effect; and

(iii)	the 6.5 million shares being deemed cancelled in all respects ab initio and it being deemed as if the shares were never issued or outstanding.

Recommendation of Our Board of Directors

Our board of directors recommends that stockholders vote FOR the election as directors of the board’s nominees as listed above.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO “PURESAFE WATER SYSTEMS INC.”

Our board of directors has proposed that our certificate of incorporation be amended to change the name of our company to "PureSafe Water Systems Inc."

Our board of directors has given consideration to a possible name change primarily because our company's present name no longer portrays the scope of our company's business.  “PureSafe” more accurately reflects the direction of our research and development efforts to create mobile water purification systems which we intend to market to governmental, quasi-governmental, non-profit authorities and private remediation companies acting as emergency and natural disaster first responders.

After careful consideration, our board believes that the name "PureSafe Water Systems Inc." will more accurately reflect the current scope of our company's proposed products and strategy.  In light of our recent change in business, our board believes that our company's name should better reflect our business focus.

Interest of Our Management in the Proposal

None of our directors or executive officers has any financial or other personal interest in the change in our corporate name pursuant to this proposal.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding as of the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our board of directors recommends a vote FOR approval of this amendment to our certificate of incorporation.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK TO 450 MILLION FROM 340 MILLION

Our certificate of incorporation currently provides that the number of shares of common stock which we are authorized to issue is 340,000,000.  Our board of directors has determined that it is advisable to amend our articles of incorporation to increase the number of authorized shares of our common stock to 450,000,000, and has authorized such an amendment, subject to stockholder approval.

If proposal number 3 is approved, the additional shares of our common stock so authorized, as well as shares of our common stock currently authorized but not issued or outstanding, may be issued from time to time upon authorization of our board of directors, without further approval by our stockholders, unless otherwise required by applicable law, and for such consideration as our board may determine and as may be permitted by applicable law.  Our board believes the increase in the authorized shares of our common stock is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, forward stock splits and other corporate purposes (although no such specific activities are currently contemplated, except for our continuing efforts to seek to acquire one or more appropriate merger or acquisition targets) without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of our common stock may arise.  Such a delay might deny us the flexibility that our board views as important in facilitating the effective use of the securities of our company.

The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company.  However, use of these shares for such a purpose is possible.  Shares of our authorized but unissued common stock, as well as shares of our authorized but unissued serial preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our board of directors in opposing a takeover proposal.  In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

The proposed amendment does not change the terms of our common stock.  Neither our certificate of incorporation nor Delaware law grants holders of our common stock any preemptive rights.  Adoption of the proposed amendment to our certificate of incorporation would not affect the rights of the holders of currently outstanding shares of our common stock.  The additional shares of our common stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized.

The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders.  However, to the extent that shares are subsequently issued to persons other than our current stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders.

We had 244,803,634 shares of our common stock outstanding and 33,268,776 shares reserved for issuance pursuant to outstanding options, warrants and convertible securities, as of the record date for the annual meeting.

The following table illustrates the effect of the increase in the number of authorized shares of our common stock.

	Before the Amendment	After the Amendment
Authorized	340,000,000	450,000,000
Outstanding	244,803,634	244,803,634
Reserved	33,268,776	63,268,776	*
Available for future issuance (excluding all currently reserved shares)	61,927,590	141,927,590
__________
*	Includes the 30 million shares of our common stock to be available for issuance under our 2008 Equity Incentive Plan if our stockholders approve proposal number 4.

Interest of Our Management in the Proposal

Our directors and executive officers do not, to our knowledge, have any interest in this proposal number 3.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our certificate of incorporation.

Recommendation of Our Board of Directors

Our board of directors recommends a vote FOR approval of this amendment to our certificate of incorporation.

PROPOSAL NUMBER 4
APPROVAL OF OUR 2008 EQUITY INCENTIVE PLAN

Our board of directors has adopted the Water Chef, Inc. 2008 Equity Incentive Plan and, under this proposal, we are asking that you, our stockholders, approve the 2008 plan.

We believe that the 2008 plan is integral to our compensation strategies and programs.  There is an ongoing “battle for talent” within the industries in which we operate and within the overall domestic employment market.  In order to retain and secure employees in this intensely competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards.  The use of stock options and other stock awards among public companies is widely prevalent.  The 2008 plan will give us more flexibility to keep pace with our competitors.

With stockholder approval of the 2008 plan, we expect to use stock options as our most widely used form of long-term incentives for our directors, executive officers, employees and consultants.  The 2008 plan also will permit stock bonus grants, restricted stock grants, performance stock grants, stock appreciation rights grants and other types of awards.

We have not granted any stock options or other awards under the 2008 plan through the date of this proxy statement.

Plan Summary

A summary of the principal features of the 2008 plan is provided below, but is qualified in its entirety by reference to the actual 2008 plan.  A copy of the 2008 plan has been attached to this proxy statement as Annex A.

Purposes

The purposes of the 2008 plan are to:
•	enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and
•	provide incentives to participants in the 2008 plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

Shares Available for Issuance

The maximum number of shares of our common stock that initially may be issued under the 2008 plan is 30 million.

The number of shares that may be granted pursuant to the 2008 plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

Administration

The 2008 plan will be administered by of our board of directors, or a committee of the board in which each member will be an independent director.  Throughout the remainder of this discussion of the 2008 plan, the term “administrator” refers to the board or the committee delegated authority to administer the 2008 plan.

The 2008 plan provides for the administrator to have full authority, in its discretion, to:
•	select the persons to whom awards will be granted,
•	grant awards,
•	determine the number of shares to be covered by each award,
•	determine the type, nature, amount, pricing, timing and other terms of each award, and
•	interpret, construe and implement the provisions of the 2008 plan, including the authority to adopt rules and regulations.

Eligibility

Participation in the 2008 plan is limited to our, our subsidiaries’ and our affiliates’:
•	employees, including officers,
•	directors,
•	consultants, and
•	advisors.

Types of Awards

Under the 2008 plan, the administrator is authorized to award:
•	stock options,
•	stock bonuses,
•	restricted stock,
•	stock appreciation rights, commonly referred to as “SARs,”
•	performance grants, and
•	other types of awards.

Stock Options

The administrator is authorized to grant stock options, which may be either incentive stock options qualifying for favorable tax treatment under the Internal Revenue Code, referred to as “ISOs,” or nonqualified stock options, referred to as “NSOs.”  The exercise price of an ISO must be no less than 100% of the fair market value of our common stock on the date of the grant; and the exercise price of an NSO must be no less than 85% of such fair market value.  For purposes of the 2008 plan, fair market value shall be equal to the closing market price of our common stock.  In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

At the time of grant, the administrator will determine when options are exercisable and when they expire.  In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates.  The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a “10% stockholder.”  An ISO granted to a 10% stockholder cannot have a term exceeding five years, nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant.  ISOs may not be granted more than ten years after the date of adoption of the 2008 plan by our board of directors, which was on October 14, 2008.

No more than 5 million shares that are subject to options may be granted to any one individual in any calendar year.  In addition, the aggregate fair market value of shares first exercisable in any calendar year by an individual holding ISOs, whether under the 2008 plan or any other plan of our company, may not exceed $100,000.  In such an event, the shares in excess of such $100,000 limitation shall be deemed granted as an NSO.

Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase.  Payment may be made in cash, or at the option of the administrator:
•	by reduction of indebtedness we owe to the optionee,
•
by the transfer to us of shares of our common stock owned by the participant for at least six months, or obtained in the public market, and which are valued at fair market value on the date of transfer,

•	in the case of employees, by interest bearing promissory note,
•	except with respect to ISOs or where otherwise prohibited by applicable law, and provided a public market for our common stock exists, by “cashless exercise,” or
•	through a “same day sale” or “margin” commitment by a broker-dealer that is a member of the Financial Industry Regulatory Authority.

Restricted Stock Grants

Restricted stock consists of shares of our common stock which are sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant.  The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants.  Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions.  In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units.  Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination of shares and cash, that is equal to the excess of: (a) the fair market value of our common stock on the date of exercise of the right over (b) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised.  SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or our affiliates.

Performance Grants

The 2008 plan authorizes the administrator to award performance grants.  Performance grant awards are earned over a performance period determined by the administrator at the time of the award.  There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap.  Further, performance grants can be awarded separately or in tandem with other awards.

At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period.  The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved.  No performance grants will be earned by the participant unless the minimum performance goals are met.

Amendment of the 2008 Plan

Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Sections 162(m) or 422 of the Internal Revenue Code, our board of directors has the right and power to amend the 2008 plan; provided, however, that the board may not amend the 2008 plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder’s consent.  If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2008 plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

Termination of the 2008 plan

Subject to earlier termination by our board of directors, the 2008 plan will terminate on October 13, 2018.  Termination of the 2008 plan will not, in any manner, impair or adversely affect any award outstanding at the time of termination.

Administrator’s Right to Modify Benefits

Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the administrator if and to the extent permitted in the 2008 plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

An award agreement may provide that, upon a “change in control,” all or any portion of the award shall automatically become immediately vested and exercisable, that restrictions relating to the award shall lapse or that the award shall become immediately payable.

A change of control will be deemed to have occurred if:
•
any person (other than a current stockholder or holder of rights entitling the holder to acquire our securities) acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities,

•
members of our current board cease to constitute a majority of our board without the approval of our current board (or those elected with the approval of the directors on the board at the time of such member’s election), or

•
we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards again will be available for use under the 2008 plan.  Shares covered by an award granted under the 2008 plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant.  The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used.  Shares covered by an award granted under the 2008 plan which is settled in cash will not be counted as used.

Termination of Options

Upon the termination of an optionee’s employment or other service with us, the optionee will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately.  However, if, the termination is due to the optionee’s death or disability, then the optionee or the optionee’s estate or legal representative shall have the right to exercise any vested options for twelve months after such death or disability.  The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option’s original expiration date.

Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the 2008 plan.  Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances.  Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2008 plan.

ISOs

An optionee generally does not recognize taxable income upon the grant or upon the exercise of an ISO.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale or (b) the difference between the exercise price and the fair market value of the shares on the date of exercise.  Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition.  In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

If an optionee sells ISO shares after having held them for at least one year from exercise and two years from the date of grant, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale.  Such income will be taxed at long-term capital gains rates.  In such an event, we will not be entitled to a federal income tax deduction.  The holding period requirements generally are waived when an optionee dies.

The exercise of an ISO may, in some cases, trigger liability for the alternative minimum tax.

NSOs

An optionee does not recognize taxable income upon the grant of an NSO.  Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price, unless the optionee is subject to the provisions of Section 16 of the Securities Exchange Act of 1934.  We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option.  If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise.  If the optionee is subject to Section 16, absent an election to be taxed at the time of exercise, the optionee will be taxed when the insider trading restrictions of Section 16 lapse, and then based upon the value of the shares at the time the trading restrictions lapse.

Restricted Stock

A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment.  Instead, the participant recognizes ordinary income in the taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture.  On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock, less any cash paid for the shares, on the date of the award.

We will receive a compensation expense deduction in the taxable year in which restrictions lapse, or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income.

Other Benefits

In the case of an exercise of an SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.  In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit

We may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year.  The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation.  We believe that awards in the form of stock options constitute qualified performance-based compensation and, as such, will be exempt from the $1 million limitation on deductible compensation.

Registration and Effect of Stock Issuance

We intend to register under the Securities Act the shares of our common stock issuable under the 2008 plan.  This will make such shares immediately eligible for resale in the public market.

The issuance of shares of our common stock under the 2008 plan will dilute the voting power of our stockholders.

Miscellaneous

A new benefits table is not provided because no grants have been made under the 2008 plan and all benefits are discretionary.  Accordingly, benefits are not determinable with respect to our chief executive officers, other named executive officers, all current executive officers as a group, all current directors and all executive officer as a group and all employees, including all current officers who are not executive officers, as a group.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock actually cast at the special meeting on this proposal number 2 will be required to approve the Water Chef, Inc. 2008 Equity Incentive Plan.

Recommendation of Our Board of Directors

Our board of directors recommends a vote FOR approval of the Water Chef, Inc. 2008 Equity Incentive Plan.

INDEPENDENT ACCOUNTANTS

Marcum & Kliegman LLP serves as our independent certified public accountants.  Representatives of Marcum & Kliegman are not expected to be present at the annual meeting.

Principal Accountant Fees and Services

The following table sets forth the fees billed by our independent accountants for the years ended December 31, 2007 and 2006 for the categories of services indicated.

	Fiscal Year Ended December 31,
Category	2007	2006
Audit fees (1)	$120,500	$125,000
Audit-related fees (2)	0	0
Tax fees (3)	0	0
All Other Fees (4)	0	0
__________
(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table.
(3)	Consists of professional services rendered for tax compliance, tax advice and tax planning. The nature of these tax services is tax preparation.
(4)	The independent accountants did not provide any other services during the two years ended December 31, 2007.

Audit Committee Approval

We do not have an audit committee of our board of directors.  We believe that each member of our board has the expertise and experience to adequately serve our stockholders’ interests while serving as directors.  Since we are not required to maintain an audit committee and our full board acts in the capacity of an audit committee, we have not elected to designate any member of our board as an “audit committee financial expert.”

Pre-Approval Policy

In addition to retaining Marcum & Kliegman, LLP to audit our consolidated financial statements for our fiscal year ended December 31, 2007, we retained Marcum & Kliegman.  LLP to provide other audit related services to us in our 2007 fiscal year.  We understand the need for Marcum & Kliegman, LLP to maintain objectivity and independence in its audit of our financial statements.  To minimize relationships that could appear to impair the objectivity of Marcum & Kliegman, LLP, our board of directors has restricted the non-audit services that Marcum & Kliegman, LLP may provide to us and has determined that we would obtain even these non-audit services from Marcum & Kliegman, LLP only when the services offered by Marcum & Kliegman, LLP are more effective or economical than services available from other service providers.

Our board of directors has adopted policies and procedures for pre-approving all non-audit work performed by Marcum & Kliegman, LLP or any other accounting firms we may retain.  Specifically, under these policies and procedures, our board shall pre-approve the use of Marcum & Kliegman, LLP for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and related accounting services; tax services; internal control reviews; and reviews and procedures that we request Marcum & Kliegman, LLP to undertake to provide assurances of accuracy on matters not required by laws or regulations.  In each case, the policies and procedures require our board to set specific annual limits on the amounts of such services which we would obtain from Marcum & Kliegman, LLP and require management to report the specific engagements to the board and to obtain specific pre-approval from the board for all engagements.

Board of Directors Approval of Audit-Related Activities

Management is responsible for the preparation and integrity of our financial statements, as well as establishing appropriate internal controls and financial reporting processes.  Marcum & Kliegman, LLP is responsible for performing an independent audit of our financial statements and issuing a report on such financial statements.  Our board’s responsibility is to monitor and oversee these processes.

Our board reviewed the audited financial statements of our company for the year ended December 31, 2007 and met with both other members of management and the independent auditors, separately and together, to discuss such financial statements.  Management and the auditors have represented to us that the financial statements were prepared in accordance with generally accepted accounting principles in the United States.  Our board also received written disclosures and a letter from our auditors regarding their independence from us, as required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence with respect to all services that our auditors rendered to us.  Our board also discussed with the auditors any matters required to be discussed by Statement on Auditing Standards No. 61.  Based upon these reviews and discussions, our board authorized and directed that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

OTHER MATTERS

Our board of directors is not aware of any business to be presented at the annual meeting, other than the matters set forth in the notice of annual meeting and described in this proxy statement.  If any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.

EXPENSES OF SOLICITATION

We will pay the cost of soliciting proxies for the annual meeting.  In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication.  We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

STOCKHOLDER PROPOSALS

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

To be considered for inclusion in our next year’s proxy statement, stockholder proposals must be received at our principal’s executive offices no later than the close of business on July 8, 2009.  Proposals should be addressed to Terry R. Lazar, Secretary, Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

For any proposal that is not submitted for inclusion in our next year’s proxy statement, but is instead sought to be presented directly at next year’s annual meeting, SEC rules will permit management to vote proxies in its discretion if we:
•
receive notice of the proposal before the close of business on September 21, 2009 and advise our stockholders in our proxy statement for next year’s annual meeting about the nature of the matter and how management intends to vote on such matter, or

•	do not receive notice of the proposal prior to the close of business on September 21, 2009.

Notices of intention to present proposals at next year’s annual meeting should be addressed to Terry R. Lazar, Secretary, Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803.

AVAILABILITY OF OUR FORM 10-K

We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10-K, upon written request delivered to Terry R. Lazar, Secretary, Water Chef, Inc., 25 Fairchild Avenue, Suite 250, Plainview, New York 11803.

By order of the Board of Directors,

Terry R. Lazar, Secretary

Plainview, New York
November 3, 2008

ANNEX A

Water Chef, Inc.
2008 Equity Incentive Plan

ARTICLE 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1.
Purpose.  The purposes of this 2008 Equity Incentive Plan are (a) to enable the Company, and the Company’s subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company’s subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2008 Equity Incentive Plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all shareholders of the Company.

1.2.	Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

“Administrator” means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

“Affiliate” means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

“Associated Award” shall have the meaning assigned to the term in Section 8.2.

“Award” means any award granted under the Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.  An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Cause” with respect to any Award granted under the Plan to such Eligible Recipient.

“Change of Control” shall have the meaning assigned to such term in Section 15.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Committee” means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan.  To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable rules of any stock exchange, automated quotation system or other quotation system which the Common Stock is primarily quoted or listed.  If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

“Common Stock” means the common stock, with a par value $0.001 per share as of the date of adoption of the Plan by the Board, of the Company.

“Company” means Water Chef, Inc., a Delaware corporation, or any successor corporation.

“Control” shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

“Disability” means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator.  The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant’s work duties for a continuous period of six months or longer, as the case may be.  An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Disability” with respect to any Award granted under the Plan to such Eligible Recipient.

“Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate.  For purposes of the Plan, the term “employee” shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of “employee” in the “Rule as to the Use of Form S-8" contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

“Employee Director” means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not quoted on the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the OTCBB; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price and closing bid and asked prices are not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and bid and asked prices for the Common Stock are not furnished by the OTCBB, Pink Sheets or a similar organization, the value of a share of Common Stock established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the “Change in Control Price” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

“Family Member” means, with respect to any Participant, any of the following:
(a)  such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
(b)  any person (other than a tenant or employee) sharing such Participant’s household;
(c)  a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;
(d)  a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or
(e)  any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

“FINRA” means the Financial Industry Regulatory Authority.

“Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Incumbent Board” means (i) all individuals serving on the Board on October 14, 2008, to the extent that they continue to serve as members of the Board, and (ii) all individuals who become members of the Board after October 14, 2008, if such individuals’ election or nomination for election as directors was approved by a vote of at least a majority of the Board prior to such election, to the extent they continue to serve as members of the Board.

“Limited Stock Appreciation Right” means a Stock Appreciation Right that can be exercised only in the event of a “Change in Control” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

“Maximum Value” shall have the meaning assigned to the term in Section 8.2.

“Non-Employee Director” means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article 5 of the Plan.

“OTCBB” means the OTC Bulletin Board.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

“Performance Grant” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Actual Value” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Award Period” shall have the meaning assigned to the term in Section 8.3.

“Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

“Permitted Transfer” means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant’s lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders.  A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

“Pink Sheets” means Pink Sheets, LLC.

“Plan” means this 2008 Equity Incentive Plan.

“Related Employment” means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Article 7.

“Restricted Period” means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

“Rule 16b-3" shall have the meaning assigned to the term in Section 2.1.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

“Stock Appreciation Right” means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

“Stock Bonus” means an Award granted pursuant to Article 9.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Ten Percent Shareholder” shall have the meaning assigned to the term in Section 5.4.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company.  A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute.  In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option.  The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

“Termination Date” means the effective date of Termination, as determined by the Administrator.

ARTICLE 2.  ADMINISTRATION.

2.1.
Administration in Accordance with the Code and Exchange Act.  The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”) or the rules of any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2.
Administrator’s Powers.  Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan.  The Administrator will have the authority to:

(a)          construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)          prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)          select persons to receive Awards;
(d)          determine the form and terms of Awards;
(e)          determine the number of Shares or other consideration subject to Awards;
(f)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
(g)          grant waivers of Plan or Award conditions;
(h)          determine the vesting, exercisability and payment of Awards;
(i)           correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
(j)           make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;
(k)          determine whether an Award has been earned; and
(l)           make all other determinations necessary or advisable for the administration of the Plan.

2.3.
Administrator’s Discretion Final.  Any determination made by the Administrator with respect to any Award will be made in the Administrator’s sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4.
Administrator’s Method of Acting; Liability.  The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants.  No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

ARTICLE 3.  PARTICIPATION.

3.1.
Affiliates.  If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan.  A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate’s board of directors or other governing body taking such action.  If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2.
Participants.  Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction.  An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4.  AWARDS UNDER THE PLAN.

4.1.	Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:
(a)           Options;
(b)           Stock Appreciation Rights;
(c)           Restricted Stock;
(d)           Performance Grants;
(e)           Stock Bonuses; and
 (f)           any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2.
Number of Shares Available Under the Plan.  Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 30 million.  To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing 30 million Share maximum limitation and may again be made subject to Award(s) under the Plan.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan.  Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will be counted as used under the Plan.  In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

4.3.
Reservation of Shares.  At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.4.
Adjustment in Number of Shares Available Under the Plan.  In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded down to the nearest whole Share, as determined by the Administrator.

4.5.           Rights with Respect to Common Shares and Other Securities.

(a)           Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant’s rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.  Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a shareholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.
 (b)           Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant’s rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant.  Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5.  STOCK OPTIONS.

5.1.
Grant; Determination of Type of Option.  The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5.  The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.  The maximum number of Shares that may be granted under Options to any Participant during any calendar year shall be limited to 5 million Shares (subject to adjustment as provided in Section 4.4).

5.2.
Form of Option Award Agreement.  Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3.	Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4.
Exercise Period.  Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a “Ten Percent Shareholder”) will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.  The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines.  Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

(a)           up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;
(b)           up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;
(c)           up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and
(d)           up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5.
Exercise Price.  The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant.  Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6.
Method of Exercise.  An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.  Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7.	Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

(a)           If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant’s Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;
(b)           If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then each of such Participant’s Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant’s death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;
(c)           Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant’s behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8.
Limitations on Exercise.  The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9.
Limitations on Incentive Stock Options.  The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000.  This $100,000 limitation shall be applied by taking Options into account in the order in which granted.  An Incentive Stock Option shall be deemed to be a Non-Qualified Stock Option to the extent that the foregoing $100,000 limitation is exceeded.  In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10.
Modification, Extension or Renewal.  The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.

5.11.
No Disqualification.  Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12.
Prohibition Against Transfer.  No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant’s Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6.  STOCK APPRECIATION RIGHTS.

6.1.	Grant of Stock Appreciation Rights.
(a)           The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter.  Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.
(b)           The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights.  The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2.
Prohibition Against Transfer.  No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.  Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant’s Disability or death.

6.3.	Exercise. The Award of Stock Appreciation Rights shall not be exercisable:
(a)           in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award.  Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;
(b)           unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and
(c)           unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

(i)           in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;
(ii)           if such Participant is Terminated by reason of such Participant’s Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;
(iii)           if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant’s Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant’s Termination Date or as otherwise permitted by the Administrator; or
(iv)           if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant’s executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.	Exercise.
 (a)           An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be.  The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver.  Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights.  The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.
(b)           An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value.  Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.	Fractional Shares. No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7.  RESTRICTED STOCK.

7.1.
Grant.  An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions.  The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2.
Form of Restricted Stock Award.  All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan.  The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant.  If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3.
Purchase Price.  The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award.  Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4.
Terms of Restricted Stock Awards.  Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Award Agreement.  Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants.  Prior to the grant of an Award of Restricted Stock, the Administrator shall:

(a)          determine the nature, length and starting date of any performance period for the Restricted Stock Award;
(b)          select from among the performance factors to be used to measure performance goals, if any; and
(c)          determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned.  Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5.
Termination During Performance Period.  If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.

ARTICLE 8.  PERFORMANCE GRANTS.

8.1.
Award.  The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the “Performance Grant Actual Value”) as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied.  Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2.
Terms.  The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the “Associated Award”).  As determined by the Administrator, the maximum value of each Performance Grant (the “Maximum Value”) shall be:

(a)          an amount fixed by the Administrator at the time the award is made or amended thereafter;
(b)          an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or
(c)          an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions.  In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3.
Award Period.  The award period (“Performance Grant Award Period”) in respect of any Performance Grant shall be a period determined by the Administrator.  At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant.  The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof.  Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part.  Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4.
Termination.  The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant’s continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5.
Determination of Performance Grant Actual Values.  The Committee shall determine whether the conditions of Sections 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants.  If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award’s terms.  If a Performance Grant has a Performance Grant Actual Value and:

(a)           was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant’s beneficiary as provided below; or
(b)           was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant’s beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award’s terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant’s beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant’s beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6.
Payment.  Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator.  Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.

ARTICLE 9.  STOCK BONUSES.

9.1.
Awards of Stock Bonuses.  A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company.  A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan.  A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan.  Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent,  Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2.
Terms of Stock Bonuses.  The Administrator will determine the number of Shares to be awarded to the Participant.  If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

(a)           determine the nature, length and starting date of any performance period for each Stock Bonus;

(b)           select from among the performance factors to be used to measure the performance, if any; and
(c)           determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned.  Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator.  The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3.
Form of Payment.  The earned portion of a Stock Bonus shall be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine.  Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10.  PAYMENT FOR SHARE PURCHASES.

10.1.	Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:
(a)           by cancellation of indebtedness of the Company to the Participant;
(b)           by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;
 (c)           by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;
(d)           by waiver of compensation due or accrued to the Participant for services rendered;
(e)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of FINRA whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
(f)           except with respect to Incentive Stock Options or where otherwise prohibited by applicable law and, in all cases, provided that a public market for the Company’s stock exists, by “cashless exercise,” whereby the holder is credited with the increased market value of the Award and receives the net number of shares of Common Stock after such credit is applied against the aggregate consideration due in connection with the exercise of the Award; or
(g)           by any combination of the foregoing.

10.2.
Loan Guarantees.  The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11.  DEFERRAL OF COMPENSATION.

11.1.
Deferral of Compensation.  The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant’s salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a)           forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);
(b)           subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or
(c)           credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 12.  DEFERRED PAYMENT OF AWARDS.

12.1.
Deferred Payment of Awards.  The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date.  Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine.  Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE 13.  AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

13.1.
Amendment or Substitution of Awards Under the Plan.  The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent.  The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 14.  DESIGNATION OF BENEFICIARY BY PARTICIPANT.

14.1.
Designation of Beneficiary by Participant.  A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death.  Such designation shall be on a written form acceptable to and filed with the Administrator.  The Administrator shall have the right to review and approve beneficiary designations.  A Participant may change the Participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation.  Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator.  If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant’s beneficiary(ies), such payment will be made to the legal representatives of the Participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons.  If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 15.  CHANGE IN CONTROL.

15.1.
Effect of a Change in Control.  An Award Agreement may provide that, upon a Change in Control, all or any portion of the Award shall automatically become immediately vested and exercisable, that restrictions relating to the Award shall lapse or that the Award shall become immediately payable.

15.2.	Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:
(a)           any person who is not currently a shareholder of the Company (or does not currently have the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise, securities of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;
(b)           members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or
(c)           any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a) or (b) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 50% or more of the combined voting power of the Company’s outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company.  For purposes of this Article 15, the terms “person” and “beneficial owner” shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

ARTICLE 16.  PLAN AMENDMENT OR SUSPENSION.

16.1.
Plan Amendment or Suspension.  The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation.  No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent.

ARTICLE 17. PLAN TERMINATION.

17.1.	Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:
(a)           upon the adoption of a resolution of the Board terminating the Plan; or
(b)           October 13, 2018.

17.2.
Effect of Termination on Outstanding Awards.  No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.

ARTICLE 18.  SHAREHOLDER APPROVAL.

18.1.	Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval at a meeting of the shareholders of the Company to be duly held on or before October 13, 2009.

18.2.
Effectiveness of Plan Prior to Shareholder Approval.  The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the shareholders of the Company as provided in Section 18.1.  The shareholders shall be deemed to have approved and adopted the Plan only if it is approved at a duly held meeting of the shareholders by vote taken in the manner required by the laws of the State of New York and the applicable federal securities laws.

ARTICLE 19.  TRANSFERABILITY.

19.1.
Transferability.  Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, except as may be approved by the Administrator, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant’s lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE 20.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

20.1.
Voting and Dividends.  No Participant will have any of the rights of a shareholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant’s Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

20.2.
Financial Statements.  The Company will provide financial statements to each Participant prior to such Participant’s purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

20.3.
Restrictions on Shares.  At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant’s Termination at any time within 90 days after the later of Participant’s Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE 21.  CERTIFICATES.

21.1.
Certificates.  All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 22.  DEPOSIT OF SHARES; ESCROW.

22.1.
Deposit of Shares; Escrow.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 23.  EXCHANGE AND BUYOUT OF AWARDS.

23.1.
Exchange.  The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

23.2.
Buyout of Awards.  The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 24.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

24.1.
Compliance with Applicable Laws.  An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

(a)           obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or
(b)           completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

24.2.
No Obligation to Register Shares or Awards.  The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 25.  NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

25.1.
No Right to Employment or Continuation of Relationship.  Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

ARTICLE 26.  NON-EXCLUSIVITY OF THE PLAN.

26.1.
Non-Exclusivity of the Plan.  Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 27.  MISCELLANEOUS PROVISIONS.

27.1.
No Rights Unless Specifically Granted.  No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise.  Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

27.2.
No Rights Until Written Evidence Delivered.  No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

27.3.
Compliance with Applicable Law.  No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

27.4.
Compliance with Rule 16b-3.  It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

27.5.
Right to Withhold Payments.  The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.  If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof.  Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

27.6.
Expenses of Administration.  The expenses of the Plan shall be borne by the Company.  However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

(a)           if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;
(b)          if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and
(c)           the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

27.7.
Unfunded Plan.  The Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

27.8.
Acceptance of Award Deemed Consent.  By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s (or other person’s) acceptance and ratification of, and consent to, any action taken by the Company,  Administrator, Board or Committee or their respective delegates under the Plan.

27.9.
Fair Market Value Determined By the Administrator.  Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

27.10.	Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

27.11.
Filing of Reports.  The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

27.12.
Validity; Construction; Interpretation.  The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

WATER CHEF, INC. 25 FAIRCHILD AVENUE SUITE 250 PLAINVIEW, NY 11803 11803
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ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Water Chef, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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WATER CHEF, INC.				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.				0	0	0
Vote on Directors

Vote on Proposals
1.	01) 02) 03)	Leslie J. Kessler Terry R. Lazar Malcolm Hoenlein

Vote on Proposals									For	Against	Abstain

2.	Proposal to approve the amendment to our restated Certificate of Incorporation, Article 1 to read:
	"1:	The name of the Corporation is: PureSafe Water Systems, Inc."							0	0	0

3.	Proposal to approve the amendment to our restated Certificate of Incorporation, Article 4 to read:

	"4:	The total authorized capital stock of the Corporation shall be four hundred sixty million (460,000,000) shares, each with a par value of $0.001 per share, as follows:							0	0	0

		1.	Common Stock: The Corporation is authorized to issue up to four hundred fifty million (450,000,000) shares of Common Stock.

		2.
Preferred Stock: The Corporation is further authorized to issue up to ten million (10,000,000) shares of preference stock to be known as "Preferred Stock." Authority is hereby expressly vested in the Board of Directors of the Corporation to divide said Preferred Stock into series and fix and determine the voting powers, designations, preferences and relative participating, optional or special rights and qualifications, limitations or restrictions of the shares of each series so established, as provided by Section 151 of the Delaware General Corporation Law."

4.	Proposal to approve our 2008 Equity Incentive								0	0	0

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

WATER CHEF, INC.

The shareholders hereby appoint Leslie J. Kessler and Terry R. Lazar, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Water Chef, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 5:00 p.m., Eastern Time on November 20, 2008, at the Hilton Garden Inn Melville, 1575 Round Swamp Rd., Plainview, NY 11803 and any adjournment or postponement thereof.

THIS PROX Y, WHEN PROPER LY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.